SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
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  Date of Report (Date of Earliest Event Reported)       June 30, 2000
                                                  --------------------------


                      NORTH FORK BANCORPORATION, INC.
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             (Exact Name of Registrant as Specified in Charter)


      Delaware                          1-10458                 36-3154608
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(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
   OF INCORPORATION)                                       IDENTIFICATION NO.)


               275 Broadhollow Road Melville, New York    11747
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            (Address of Principal Executive Offices)   (Zip Code)


(Registrant's Telephone Number, Including Area Code)          (631) 844-1004
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ITEM 5.  OTHER EVENTS.

        On June 30, 2000, North Fork Bancorporation, Inc., a Delaware corporation ("North Fork") began sending a letter to stockholders of Dime Bancorp, Inc., a Delaware corporation ("Dime"), in connection with North Fork's solicitation of proxies from Dime stockholders to withhold authority for each of Dime's five nominees for election to the Board of Directors of Dime at the 2000 Annual Meeting of Stockholders of Dime. A copy of the letter is filed herewith as Exhibit 99.1 and the information set forth in the letter is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

(c)      Exhibits

         99.1    Text of letter to Dime stockholders dated June 29, 2000.



                                 SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: June 30, 2000

                                             NORTH FORK BANCORPORATION, INC.


                                             By: /s/ Aurelie Graf
                                                 -------------------------
                                                 Name:  Aurelie Graf
                                                 Title: Corporate Secretary



                               EXHIBIT INDEX

        Exhibit
        Number        Description
        --------      -----------

        99.1          Text of letter to Dime stockholders dated June 29, 2000.